Exhibit 99.1

Fairways Frisco Entity Structure

As of April 15, 2005



Fairways Equities, LLC
Limited Partners (including Ascendant Solutions, Inc.)
GP 0.1%
LP 99.9%
59.9% Ownership
Fairways Frisco, LP
CMP Family Limited Partnership
40% Ownership
100%
100%
100%
100%
Fairways Frisco Land, LLC
Fairways Frisco B1-6 F1-11, LLC
Fairways Frisco B1-7 F1-10, LLC
Fairways Frisco Property, LLC
GP 0.1%
GP 0.1%
GP 0.1%
GP 0.1%
Frisco Square Land, Ltd
Frisco Square B1-6 F1-11, Ltd
Frisco Square B1-7 F1-10, Ltd
Frisco Square Properties, Ltd